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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2002


                                Kitty Hawk, Inc.
               (Exact name of registrant as specified in charter)


           Delaware                       0-25202                 75-2564006
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

     1515 West 20th Street
        P.O. Box 612787
Dallas/Fort Worth International
        Airport, Texas                                              75261
(Address of principal executive                                   (Zip Code)
           offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)













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Item 5.  Other Events.

          The Company and its subsidiaries have filed an Amended Joint Plan of Reorganization Dated February 5, 2002 (the "Plan"), and the accompanying Disclosure Statement Under 11 U.S.C. ss. 1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated February 5, 2002, (the "Disclosure Statement") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

         A copy of the current Disclosure Statement is filed as an exhibit to this Form 8-K. Due to revisions to Exhibit A to the Disclosure Statement filed with the Company's Form 8-K dated February 6, 2002, the Disclosure Statement filed with this Form 8-K replaces and supercedes in its entirety the Disclosure Statement filed on February 6, 2002.

         As more fully discussed in the Plan and the Disclosure Statement, the Plan provides for the distribution of all the capital stock of the reorganized company to the Company's creditors, accompanied by the simultaneous cancellation of all capital stock of the Company issued prior to the Chapter 11 filing. The Company must obtain the approval of the Bankruptcy Court before the Plan can be implemented.

         A hearing on the adequacy of the Disclosure Statement has been set for March 6, 2002, at 3:15 p.m. in the United States Bankruptcy Court, 501 West 10th Street, Courtroom No. 128, Fort Worth, Texas. Any objections to the Disclosure Statement must be received by the Company's counsel, Haynes and Boone, LLP, 201 Main Street, Suite 2200, Fort Worth, Texas 76102, Attention: John D. Penn, on or before March 4, 2002. If the Bankruptcy Court approves the adequacy of the Disclosure Statement, a hearing on the confirmation of the Plan will scheduled.

         As an alternative to the Plan, the Company is also examining the possibility of an amendment to the Plan to accommodate a third-party investment in the Company. While the Company has engaged in preliminary discussions with several parties, no transaction terms have been reached, and there can be no assurance that the pending discussions will eventually lead to the consummation of a transaction.

         This Form 8-K, the Plan and the Disclosure Statement contain forward-looking statements relating to business expectations, asset sales and liquidation analysis. Business plans may change as circumstances warrant. Actual results may differ materially as a result of many factors, some of which the Company has no control over. Such factors include, but are not limited to: worldwide business and economic conditions; recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability; aircraft maintenance delays and damage; regulatory actions; the demand for used aircraft and aviation assets; and the Company's ability to negotiate favorable asset sales.

         These disclosures are not intended to be a solicitation of votes for the Company's Plan. Creditors whose votes are being solicited will receive shortly by mail a solicitation package, including the Disclosure Statement, the Plan, the order approving the Disclosure Statement, a general notice and ballot.

Item 7. Exhibits.

(c)     Exhibits

        99.1 Disclosure Statement Under 11 U.S.C. ss.1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated
                 February 5, 2002.

        99.2 Notice of Hearing on Adequacy of Disclosure Statement and Deadline for Filing Objections.

                                    * * * * *



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KITTY HAWK, INC.

Date: February 19, 2002
                                        By:    /s/ DREW KEITH
                                             -----------------------------------
                                        Name:  Drew Keith
                                        Title: Vice President and
                                               Chief Financal Officer


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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1 Disclosure Statement Under 11 U.S.C. ss.1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated
            February 5, 2002.

99.2 Notice of Hearing on Adequacy of Disclosure Statement and Deadline for Filing Objections.